Exhibit 99.2

CB Richard Ellis Group, Inc. Fourth Quarter 2010 Earnings Conference Call February 4, 2011

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance and our business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our fourth quarter earnings report, filed on Form 8-K, and our current annual report on Form 10-K and current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White Chief Executive Officer Gil Borok Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Highlights: Commercial real estate recovery continues with momentum building in the fourth quarter providing a strong finish to 2010. Total company revenue increased 27% for Q4 2010 versus Q4 2009 to $1.7 billion Investment sales posted 40% growth in Q4 2010 versus Q4 2009, which grew 24% versus Q4 2008 Leasing revenue was up 35% in Q4 2010 led by the Americas and closely followed by Asia Pacific Outsourcing revenue growth was 10% in Q4 2010, also led by the Americas Investment management showed a significant increase due in part to $19.9 million of carried interest revenue in Q4 2010 Normalized EBITDA increased to $253.1 million in Q4 2010 and $681.3 million for the full year 2010

Q4 CBRE Wins



NEW YORK
World Trade Center

- CBRE was selected to be the leasing agent for the 71 story 3 World Trade Center (2.1M SF) and the 64 story 4 World Trade Center (2.3M SF).
- These are scheduled to open in late 2014/early 2015.



AUSTRALIA
BHP Billiton

- BHP Billiton was represented by CBRE in its deal to anchor a new office development in Melbourne.
- This 17-story building will be BHP's new headquarters. BHP will take 129,167 SF of the 319,688 SF of available office space on a 10 year lease.



UNITED STATES
Blackstone Real Estate Advisors

- CBRE has been appointed the property and leasing manager for a 4.5M SF industrial portfolio encompassing properties in Florida, Kentucky, Ohio, Pennsylvania, South Carolina, Tennessee, New Jersey and Maryland.



GERMANY
OpernTurm

- CBRE assisted a fund advised by Tishman Speyer and UBS on the disposal of one of Germany's most exclusive office buildings, the OpernTurm in Frankfurt.



MICHIGAN
Volkswagen Group

- CBRE represented the Volkswagen Group for the renewal and expansion of their Auburn Hills, MI headquarters, consolidating three properties into one 359,376 SF facility for a new 10 year lease.


GROSVENOR HOUSE

UNITED KINGDOM
Grosvenor House Hotel

- CBRE advised the Royal Bank of Scotland in the $733M sale of the Grosvenor House Hotel, London to Sahara India Pariwar.
- Europe's largest single asset hotel transaction (by sale price) in history.



KANSAS
Sprint

- CBRE recently completed 423,000 SF of leases – 50% of the available 850,000 SF at Sprint's 3.8M SF world headquarters campus.



NETHERLANDS
Wilhelminahof

- CBRE advised a consortium of owners on the sale of the Wilhelminahof offices and courts complex in Rotterdam to the Dutch Government Buildings Agency for approximately $285M.
- Largest single asset transaction in the Dutch market for the year.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5

Q4 2010 Performance Overview Q4 2010 Q4 2009 Revenue1 $1,653.5 million $1,296.5 million Net Income2 GAAP $95.1 million Adjusted $115.4 million GAAP $64.3 million Adjusted $86.0 million EPS2,3 GAAP $0.30 Adjusted $0.36 GAAP $0.21 Adjusted $0.28 EBITDA4 $241.0 million $167.1 million Normalized EBITDA4, 5 $253.1 million $199.0 million Normalized EBITDA Margin4, 5 15.3% 15.3% 1. Includes revenue from discontinued operations of $2.2 million for the three months ended December 31, 2010. 2. Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships resulting from acquisitions, integration and other costs related to acquisitions, cost containment expenses, the write-down of impaired assets and the write-off of financing costs. 3. All EPS information is based upon diluted shares. 4. Includes EBITDA from discontinued operations of $1.1 million for the three months ended December 31, 2010. 5. Normalized EBITDA excludes integration and other costs related to acquisitions, cost containment expenses and the write-down of impaired assets.

Revenue Breakdown 4th Quarter 2010 1. Includes revenue from discontinued operations, which totaled $2.2 million and $3.9 million for the three and twelve months ended December 31, 2010, respectively. 37% 29% 17% 7% 4% 3% 1% 2% ($ in millions) 2010 1 2009 % Change 2010 1 2009 % Change Leasing 614.1 455.8 35 1,743.6 1,348.2 29 Property & Facilities Management 473.4 428.6 10 1,772.1 1,633.3 8 Sales 285.3 203.8 40 768.8 507.4 52 Appraisal & Valuation 110.2 92.6 19 329.9 300.9 10 Investment Management 67.2 36.0 87 171.0 132.0 30 Commercial Mortgage Brokerage 58.0 17.4 233 164.2 62.4 163 Development Services 16.4 21.4 -23 72.1 82.0 -12 Other 28.9 40.9 -29 97.5 99.6 -2 Total 1,653.5 1,296.5 28 5,119.2 4,165.8 23 Three months ended December 31, Twelve months ended December 31,

Outsourcing CAGR 14% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates 1 Q4 2010 Wins 18 new 9 renewals 7 expansions Successes: 18 new contracts signed in Q4 2010 Square footage under management increased by approximately 18% for full year 2010 Americas led growth in the quarter Corporate spending is increasing Early signs of job growth encouraging Global Square Footage Managed (SF in billions) 1.2 1.3 1.4 1.6 2.2 2.6 1.9 2004 2005 2006 2007 2008 2009 2010

Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks Spring 2011 preliminary US Vacancy US Absorption Trends (in millions of square feet) 4Q09 3Q10 4Q10 4Q11 F 4Q12F 4Q09 4Q10 2009 2010 2011F 2012F Office 16.3% 16.6% 16.4% 16.1% 15.0% 0.6 12.7 -39.7 17.1 16.9 45.6 Industrial 14.3% 14.6% 14.3% 13.4% 12.1% -32.3 33.2 -253.6 3.2 147.3 233.9 Retail 12.7% 13.0% 13.0% 12.6% 11.8% -0.4 1.3 -20.5 -1.3 10.1 23.7 Source: RCA January 2011 Cap Rates Stable and Volumes Jump Cap Rate Growth 1 4Q09 3Q10 4Q10 4Q11 F Office Volume ($B) 4.6 9.6 18.4 Cap Rate 8.9% 7.3% 6.9% -30 to +80 bps Industrial Volume ($B) 2.5 4.0 6.7 Cap Rate 8.7% 8.5% 8.1% -20 to +50 bps Retail Volume ($B) 6.4 5.6 7.8 Cap Rate 8.3% 7.8% 7.7% -40 to +50 bps Source: RCA January 2011 1. CBRE EA estimates

Sales and Leasing Revenue - Americas ($ in millions) Sales Leasing 66% 60% 45% 36% $864.6 $1,174.6 $99.8 $165.9 Fourth Quarter $271.6 $435.4 Full Year $289.5 $419.0 2009 2010

Sales and Leasing Revenue – EMEA ($ in millions) Sales Leasing 19% 37% 6% 13% $294.9 $332.6 $104.5 $111.2 $62.1 $73.9 Fourth Quarter $144.4 $197.3 Full Year

Sales and Leasing Revenue – Asia Pacific ($ in millions) Sales Leasing 12% 51% 34% 24% $89.4 $134.6 Full Year $40.4 $45.2 Fourth Quarter $187.6 $233.5 $61.7 $82.5

Development Services

($ in millions)	Quarter Ended 12/31/2010	Quarter Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009
Revenue[1]	19.6	24.5	79.5	87.8
EBITDA[2]	5.4	(9.6)	48.7	(0.7)
Add Back:				
Cost Containment	-	0.9	0.2	3.0
Net Write-down of Impaired Assets	3.2	15.0	4.4	18.8
Normalized EBITDA[2]	8.6	6.3	53.3	21.1
Normalized EBITDA Margin[2]	43.9%	25.7%	67.0%	24.0%

1. Includes revenue from discontinued operations of $2.2 million and $3.9 million for the three and twelve months ended December 31, 2010, respectively.
2. Includes EBITDA from discontinued operations of $1.1 million and $16.4 million for the three and twelve months ended December 31, 2010, respectively.

Balance Sheet Participation

- $62.0 million co-invested in Development Services at quarter end.
- $6.7 million in recourse debt to CBRE and repayment guarantees.



Projects In Process/Pipeline
($ in billions)
4Q98 2.2 2.3
4Q99 3.8 1.4
4Q00 5.0 2.0
4Q01 4.9 2.3
4Q02 3.6 1.4
4Q03 2.8 1.5
4Q04 2.6 2.5
4Q05 3.6 2.7
4Q06 5.4 3.0
4Q07 6.5 2.7
4Q08 5.6 2.5
4Q09 4.7 0.9
4Q10 4.9 1.2
In Process[1]
Pipeline

1. In Process figures contain Long-Term Operating Assets (LTOA), including $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 13

Global Investment Management ($ in billions) ($ in millions) CBRE’s co-investments totaled $99.0 million at December 31, 2010. CAGR 18% CAGR 16.1% ($ in millions) ($ in millions) 215.6 Full Year Revenue 120.9 127.0 13.9 27.1 41.6 19.9 6.6 141.4 2009 2010 Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 195.7 - - - 28.0 101.7 88.7 19.9 0.4 57.1 68.4 94.0 127.3 228.0 347.9 141.4 215.6 161.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 Q4 Revenue 31.6 37.3 11.3 19.9 5.3 11.3 1.8 38.7 79.8 2009 2010 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Rental Carried Interest Assets Under Management 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 37.6 2002 2003 2004 2005 2006 2007 2008 2009 2010

Global Investment Management Pro-forma Normalized EBITDA Carried interest pertains to certain real estate investment funds from which CBRE earns an additional share of the profits from the fund once its performance meets certain financial hurdles. Dedicated fund team leaders and executives in our investment management company have been granted a right to participate in the carried interest, with participation rights vesting over time. For the twelve months ended December 31, 2010, the Company recognized $19.9 million of revenue (all of which came from the three months ended December 31, 2010) from a fund liquidating, also known as carried interest revenue. For the three months ended December 31, 2010, the Company recorded net carried interest incentive compensation expense of $13.8 million pertaining to future periods compared to a net reversal of $0.2 million in the same period in 2009. For the twelve months ended December 31, 2010, the Company recorded net carried interest incentive compensation expense of $13.0 million pertaining to future periods compared to a net reversal of $9.6 million in the same period in 2009. As of December 31, 2010, the Company maintained a cumulative accrual of such compensation expense of approximately $20 million, which pertains to anticipated future carried interest revenue. ($ in millions) 2010 2009 2010 2009 EBITDA 26.1 (2.3) 48.6 4.1 Add Back: Write-down of investments 1.2 3.6 6.9 13.8 Cost containment expenses - 0.3 0.4 0.5 Normalized EBITDA 27.3 1.6 55.9 18.4 Net accrual (reversal) of incentive compensation expense related to carried interest revenue not yet recognized 13.8 (0.2) 13.0 (9.6) Pro-forma Normalized EBITDA 41.1 1.4 68.9 8.8 Pro-forma Normalized EBITDA Margin 52% 4% 32% 6% Three Months Ended December 31, Twelve Months Ended December 31,

Mandatory Amortization and Maturity Schedule As of September 30, 2010 As of December 31, 2010 1 $ millions 1. $700 million revolver facility matures in May 2015. As of December 31, 2010 the outstanding revolver balance was $17.5 million. - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 2010 2011 2012 2013 2014 2015 2016 2017 Term Loan A Term Loan A1 Term Loan A2 Term Loan A3 & A3A Term Loan B Term Loan B1 & B1A Sr. Subordinated Notes Revolver - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan B Sr. Subordinated Notes Sr. Unsecured Notes Revolver

Capitalization 1. Net of original issue discount of $12.3 million and $13.5 million at December 31, 2010 and 2009, respectively. 2. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $623.8 million and $547.8 million at December 31, 2010 and 2009, respectively. 3. Excludes $453.8 million and $312.9 million of non-recourse warehouse facility at December 31, 2010 and 2009, respectively, as well as $5.5 million of non-recourse revolving credit facility in Development Services at December 31, 2009. ($ in millions) 12/31/2010 12/31/2009 Variance Cash 506.6 741.6 (235.0) Revolving credit facility 17.5 21.1 (3.6) Senior secured term loan A - 326.3 (326.3) Senior secured term loan A-1 - 48.6 (48.6) Senior secured term loan A-2 - 203.2 (203.2) Senior secured term loan A-3 - 167.5 (167.5) Senior secured term loan B - 642.8 (642.8) Senior secured term loan B-1 - 295.2 (295.2) Senior secured term loan A (new) 341.3 - 341.3 Senior secured term loan B (new) 299.2 - 299.2 Senior subordinated notes 1 437.7 436.5 1.2 Senior unsecured notes 350.0 - 350.0 Notes payable on real estate 2 3.7 3.5 0.2 Other debt 3 0.2 1.0 (0.8) Total debt 1,449.6 2,145.7 (696.1) Stockholders' equity 908.2 629.1 279.1 Total capitalization 2,357.8 2,774.8 (417.0) Total net debt 943.0 1,404.1 (461.1) As of

Business Outlook We are still in the early stages of a commercial real estate recovery – although 2011 growth rates not likely to match robust 2010 rates Investment sales and leasing should continue to lead with solid growth, albeit with tougher comparisons Acceleration in outsourcing growth rates leave us optimistic for its prospects in 2011 Expense growth expected to be slower in 2011 versus 2010 Expect full year 2011 earnings to be in the range of $0.95 to $1.05 per share

GAAP Reconciliation Tables

Reconciliation of Normalized EBITDA to EBITDA to Net Income 1. Includes EBITDA related to discontinued operations of $1.1 million and $16.4 million for the three and twelve months ended December 31, 2010, respectively. 2. Includes depreciation and amortization related to discontinued operations of $0.4 million and $0.6 million for the three and twelve months ended December 31, 2010, respectively. 3. Includes interest expense related to discontinued operations of $0.5 million and $1.6 million for the three and twelve months ended December 31, 2010, respectively. 4. Includes provision for income taxes related to discontinued operations of $0.4 million and $5.4 million for the three and twelve months ended December 31, 2010, respectively. 5. Includes revenue related to discontinued operations of $2.2 million and $3.9 million for the three and twelve months ended December 31, 2010, respectively. ($ in millions) 2010 2009 2010 2009 Normalized EBITDA 1 253.1 $ 199.0 $ 681.3 $ 453.9 $ Adjustments: Integration and other costs related to acquisitions 4.3 1.2 7.2 5.7 Cost containment expenses 3.4 11.9 15.3 43.6 Write-down of impaired assets 4.4 18.8 11.3 32.5 EBITDA 1 241.0 167.1 647.5 372.1 Add: Interest income 2.0 1.3 8.4 6.1 Less: Depreciation and amortization 2 29.3 25.5 109.0 99.5 Interest expense 3 41.8 52.8 192.7 189.1 Write-off of financing costs 18.1 18.1 29.3 Provision for income taxes 4 58.7 25.8 135.8 27.0 Net income attributable to CB Richard Ellis Group, Inc. 95.1 64.3 200.3 33.3 Revenue 5 1,653.5 $ 1,296.5 $ 5,119.2 $ 4,165.8 $ Normalized EBITDA Margin 1 15.3% 15.3% 13.3% 10.9% Three Months Ended December 31, Twelve Months Ended December 31,

Reconciliation of Net Income to Net Income, As Adjusted ($ in millions, except for share data) 2010 2009 Net income attributable to CB Richard Ellis Group, Inc. 95.1 $ 64.3 $ Cost containment expenses, net of tax 2.0 7.4 Write-down of impaired assets, net of tax 2.7 11.7 Amortization expense related to customer relationships acquired, net of tax 1.7 1.8 Integration and other costs related to acquisitions, net of tax 2.7 0.8 Write-off of financing costs, net of tax 11.2 - Net income attributable to CB Richard Ellis Group, Inc., as adjusted 115.4 $ 86.0 $ Diluted income per share attributable to CB Richard Ellis Group, Inc., as adjusted 0.36 $ 0.28 $ Weighted average shares outstanding for diluted income per share 321,208,613 301,799,194 Three Months Ended December 31,